SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                            ____________________

                                  FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JULY 25, 1996

                              MDT Corporation
           (Exact name of Registrant as specified in its charter)

           Delaware                               87-0287585
           (State of     (Commission File No.)   (IRS Employer
           Incorporation)                        Identification No.)

                               Stratford Hall
                           Suite 2001009 Slater Road
                            Durham, North Carolina
                     (Address of principal executive offices)

                                   27703
                                 (zip code)

                               (919) 941-9745
            (Registrant's telephone number, including area code)



          ITEM 1.   CHANGES IN CONTROL OF THE REGISTRANT

                    On July 25, 1996, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 12, 1996, by and among Getinge Industrier AB ("Parent"), Getinge Acquisition Corp., a wholly owned subsidiary of Parent (the "Purchaser" and, together with Parent, "Getinge"), and MDT Corporation (the "Company"), Getinge acquired 6,278,629 shares (the "Shares") of the Company's common stock, par value $1.25 per share (the "Common Stock") at the price of $5.50 per share in cash (the
          "Acquisition").   The Acquisition constituted a change of
          control of the Company.

                    In the Acquisition, Getinge paid approximately $34,532,460 as consideration for the Shares. The Shares represent approximately 92.7%, of the total outstanding
          shares of Common Stock.   The Acquisition was made based
          on the terms of the Offer to Purchase, first made by Getinge on May 17, 1996, and which expired on July 25,
          1996,  from various stockholders of the Company.   The
          press release issued by Getinge on July 25, 1996 announcing the Acquisition is filed herewith as Exhibit
          99.1 and is incorporated herein by reference.

                    The Acquisition was financed enirely through borrowings totaling approximately $34,532,460 made under two credit facilities entered into between the Parent and SE Banken AB on May 10, 1996 for $40,000,000 and $50,000,000, respectively. The terms of the credit facilities are filed herewith as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

                    Pursuant to the terms of the Merger Agreement, Parent is entitled to designate for appointment or election to the Board of Directors of the Company, upon written notice to the Board of Directors of the Company, such number of Directors, rounded up to the next whole number, such that the percentage of its designees on the Board shall equal the percentage of the outstanding Shares beneficially owned by Getinge. Parent expects that such representation will permit Parent to exert substantial influence over the Company's conduct of its business and operations.

                    The Merger Agreement is filed herewith as
          Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement.

          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                    Not Applicable

          ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

                    Not Applicable

          ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    Not Applicable

          ITEM 5.   OTHER EVENTS

                    Not Applicable

          ITEM 6.   RESIGNATIONS OF THE REGISTRANT'S DIRECTORS

                    Not Applicable

          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS

               (a)  Financial Statements of Businesses Acquired.

                    Not Applicable

               (b)  Pro Forma Financial Information.

                    Not Applicable

               (c)  Exhibits

          Exhibit Number                Description

           2.1                           Agreement and Plan of
                                         Merger, dated as of May
                                         12, 1996, by and among
                                         Getinge Industrier AB,
                                         Getinge Acquisition Corp.
                                         and MDT Corporation
                                         (previously filed as
                                         Exhibit 2.1 to the Annual
                                         Report of the Company for
                                         the year ended March 31,
                                         1996, as filed on Form 10-K)

          99.1                           Press Release issued by
                                         Getinge Industrier AB on
                                         July 25, 1996

          99.2                           Commitment Letter, dated
                                         May 10, 1996, between Skandinaviska
                                         Enskilda Banken and Purchaser, for
                                         $40,000,000 credit facility

          99.3 Commitment Letter, dated May 10, 1996, between Skandinaviska Enskilda Banken and Purchaser, for $50,000,000 credit facility

          ITEM 8.   CHANGE IN FISCAL YEAR

                    Not Applicable


                                  SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MDT CORPORATION

                                   By:   /s/
                                   __________________________________
                                   Name:   J. Miles Branagan
                                   Title:  President

          Date: July 29, 1996


                                EXHIBIT INDEX

          Exhibit Number                 Description

           2.1                           Agreement and Plan of
                                         Merger, dated as of May
                                         12, 1996, by and among
                                         Getinge Industrier AB,
                                         Getinge Acquisition Corp.
                                         and MDT Corporation
                                         (previously filed as
                                         Exhibit 2.1 to the Annual
                                         Report of the Company for
                                         the year ended March 31,
                                         1996, as filed on Form 10-
                                         K)

          99.1                           Press Release issued by
                                         Getinge Industrier AB on
                                         July 25, 1996

          99.2                           Commitment Letter, dated
                                         May 10, 1996, between Skandinaviska
                                         Enskilda Banken and Purchaser, for
                                         $40,000,000 credit facility

          99.3 Commitment Letter, dated May 10, 1996, between Skandinaviska Enskilda Banken and Purchaser, for $50,000,000 credit facility